SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2018
Corporate Information And Statement Of IFRS Compliance [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
SIGNIFICANT ACCOUNTING POLICIES
(a)Basis of presentation
These consolidated financial statements of the partnership and its subsidiaries (‘‘financial statements’’) have been prepared in accordance with International Financial Reporting Standards ("IFRS") as issued by the International Accounting Standards Board ("IASB"). The financial statements are prepared on a going concern basis and have been presented in U.S. dollars rounded to the nearest million unless otherwise indicated. The accounting policies and methodologies set out below have been applied consistently, with the exception of certain comparative figures which have been reclassified to conform to the current period's presentation. Policies not effective for the current accounting period are described later in Note 2 (ad), under Future Changes in Accounting Policies.
For the periods prior to June 20, 2016, the partnership’s results represented a carve-out of the assets, liabilities, revenues, expenses, and cash flows of the Business that was contributed to the partnership and included allocations of general corporate expenses of the parent company. These expenses, prior to the spin-off, relate to certain operations oversight functions and associated information technology, facilities and other overhead costs and have been allocated based on headcount. These allocated expenses have been included as appropriate in the partnership’s consolidated statements of operating results prior to the spin-off. These allocations may not, however, reflect the expense the partnership would have incurred as an independent publicly-traded company for the periods presented.
Subsequent to the spin-off, the partnership is no longer allocated general corporate expenses of the parent company as the functions to which they related are now provided through the Master Services Agreement. The base management fee related to the services received under the Master Services Agreement has been recorded as part of general and administrative expenses in the consolidated financial statements.
These financial statements were approved by the partnership’s Board of Directors and authorized for issue on March 15, 2019.
Revision of Comparatives
The comparative cash flow figures for the year ended December 31, 2017, have been revised to correct an immaterial error identified by management in the audited consolidated statements related to the reclassification of cash flows from bank overdrafts, resulting from an acquisition completed in May 2017 in our business services segment. As a result, for the year ended December 31, 2017, $360 million, which was previously reported in accounts payable and other within the operating activities line item entitled changes in non-cash working capital, net, is now being reported within the financing activities line item entitled proceeds from credit facilities, net. The 2017 comparative figures in the supplemental cash flow information within Note 28 have also been updated to remove the bank overdraft which was previously recorded within accounts payable and other. The correction of the classification in the statement of cash flow is immaterial and had no impact on the partnership’s historical audited statements of financial position, statements of operating results, statements of comprehensive income, and statements of changes in equity.
Segment Change
Periodically we review the organizational and governance structure of our businesses. Following the acquisitions and monetizations completed during the year, we have assessed our operations and made updates. In connection with the acquisition of Westinghouse Electric Company ("Westinghouse") and the disposition of our Australian energy business, we have realigned the organizational and governance structure of our businesses and have changed how the partnership evaluates financial information for management decision making which has resulted in a change in our operating segments.
Specifically, our construction services segment and business services segment are presented as a single operating segment called business services. Infrastructure services is a new operating segment, which includes our investment in Westinghouse and Teekay Offshore. The energy segment has been eliminated and the remainder of our energy businesses are evaluated with and presented within our industrial operations segment.
The partnership has retrospectively applied these segment changes for all periods presented.
(b)Continuity of interests
Brookfield Business Partners L.P. was established on January 18, 2016 by Brookfield and on June 20, 2016 Brookfield completed the spin-off of the Business to holders of Brookfield’s Class A and B limited voting shares. Brookfield directly and indirectly controlled the Business prior to the spin-off and continues to control the partnership subsequent to the spin-off through its interests in the partnership. As a result of this continuing common control, there is insufficient substance to justify a change in the measurement of the Business. In accordance with the partnership’s and Brookfield’s accounting policy, the partnership has reflected the Business in its financial position and results of operations using Brookfield’s carrying values, prior to the spin-off.
To reflect this continuity of interests these financial statements provide comparative information of the Business for the periods prior to the spin-off, as previously reported by Brookfield. The economic and accounting impact of contractual relationships created or modified in conjunction with the spin-off (see Note 1(b)) have been reflected prospectively from the date of the spin-off and have not been reflected in the results of operations or financial position of the partnership prior to June 20, 2016, as such items were in fact not created or modified prior thereto. Accordingly, the financial information for the periods prior to June 20, 2016 is presented based on the historical financial information for the Business as previously reported by Brookfield. For the period after completion of the spin-off, the results are based on the actual results of the partnership, including the adjustments associated with the spin-off and the execution of several new and amended agreements including management service and relationship agreements (see Note 24). Therefore, net income (loss) and comprehensive income (loss) not attributable to interests of others in operating subsidiaries has been allocated to Brookfield prior to June 20, 2016 and allocated to the limited partners, the general partner, redemption-exchange unitholders, and special limited partners on and after June 20, 2016.
Prior to June 20, 2016, intercompany transactions between the partnership and Brookfield have been included in these financial statements and are considered to be forgiven at the time of the transaction, are recorded and reflected as a ‘‘Net increase/(decrease) in Brookfield Asset Management Inc. investment’’. ‘‘Net increase/(decrease) in Brookfield Asset Management Inc. investment’’ as shown in the consolidated statements of changes in equity represents the parent company’s historical investment in the partnership, accumulated net income and the net effect of the transactions and allocations from the parent company. The total net effect of transactions with the parent company is reflected in the consolidated statements of cash flow as a financing activity and in the consolidated statements of financial position as ‘‘Equity attributable to Brookfield Asset Management Inc.
(c)Basis of consolidation
The consolidated financial statements include the accounts of the partnership and its consolidated subsidiaries, which are the entities over which the partnership has control. An investor controls an investee when it is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. Non-controlling interests in the equity of the partnership’s subsidiaries held by others and the redemption-exchange units, Special LP Units and preferred shares held by Brookfield in the Holding LP and the holding entities respectively are shown separately in equity in the consolidated statements of financial position. Intercompany transactions within the partnership have been eliminated.
As part of the spin-off, Brookfield Business Partners L.P., through its Managing GP Units, became the managing general partner of Holding LP, and thus controls Holding LP. The partnership entered into agreements with various affiliates of Brookfield, whereby the partnership was assigned Brookfield’s voting or general partner kick-out rights and effectively controls the subsidiaries of Holding LP with respect to which the agreements were put in place. Accordingly, the partnership consolidates the accounts of Holding LP and its subsidiaries.
(d)Redemption-exchange units
As described in Note 1(b)(i), the partnership’s equity interests include limited partnership units held by public unitholders and Brookfield, as well as redemption-exchange units held by Brookfield. The redemption-exchange units have the same economic attributes in all respects as the limited partnership units, except that the redemption-exchange units provide Brookfield the right to request that its units be redeemed for cash consideration. In the event that Brookfield exercises this right, the partnership has the right, at its sole discretion, to satisfy the redemption request with limited partnership units of Brookfield Business Partners L.P., rather than cash, on a one-for-one basis. The redemption-exchange units provide Brookfield with the direct economic benefits and exposures to the underlying performance of the Holding LP and accordingly to the variability of the distributions of the Holding LP, whereas the partnership’s unitholders have indirect access to the economic benefits and exposures of the Holding LP through direct ownership interest in the partnership which owns a direct interest in the Holding LP. Accordingly, the redemption-exchange units have been presented within non-controlling interests. The redemption-exchange units are issued capital of the Holding LP and as a result are not adjusted for changes in market value.
(e)Preferred shares and Special Limited Partner units
As described in Note 1(b)(ii), the partnership’s equity interests include preferred shares and Special Limited Partner units held by Brookfield. The partnership and its subsidiaries are not obligated to redeem the preferred shares and accordingly, they have been determined to be equity of the applicable entities and are reflected as a component of non-controlling interest in the consolidated statements of financial position.
(f)Interests in other entities
(i)    Subsidiaries
These consolidated financial statements include the accounts of the partnership and subsidiaries over which the partnership has control. Subsidiaries are consolidated from the date of acquisition, being the date on which the partnership obtained control, and continue to be consolidated until the date when control is lost. The partnership controls an investee when it is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee.
Non-controlling interests may be initially measured either at fair value or at the non-controlling interests’ proportionate share of the fair value of the acquiree’s identifiable net assets. The choice of measurement basis is made on an acquisition by acquisition basis. Subsequent to acquisition, the carrying amount of non-controlling interests is the amount of those interests at initial recognition plus the non-controlling interests’ share of subsequent changes in partnership capital in addition to changes in ownership interests. Total comprehensive income (loss) is attributed to non-controlling interests, even if this results in the non-controlling interests having a deficit balance.
All intercompany balances, transactions, revenues and expenses are eliminated in full.
The following provides information about our partnership's wholly-owned subsidiaries as of December 31, 2018 and 2017:

Defined Name	Name of entity	Country of incorporation	Voting interest (%)		Economic interest (%)
			2018	2017	2018	2017
Business Services
Financial advisory services business	BFIN	Canada	100%	100%	100%	100%
Residential real estate services business	Brookfield RPS Limited	Canada	100%	100%	100%	100%
Construction services business	Multiplex	United Kingdom	100%	100%	100%	100%

The following table presents details of non-wholly owned subsidiaries of our partnership:

Defined Name	Name of entity	Country of incorporation	Voting interest (%)		Economic interest (%)
			2018	2017	2018	2017
Business Services
Condominium management services business	Crossbridge Condominium Services Ltd.	Canada	90%	90%	90%	90%
IT storage facilities management business	WatServ	Canada	75%	75%	75%	75%
Fuel marketing business	BG Fuels	Canada	100%	100%	26%	26%
Facilities management business	BGIS Global Integrated Solutions	Canada	100%	100%	26%	26%
Cold storage logistics	Nova Cold Logistics	Canada	100%	100%	25%	25%
Road fuel distribution business	Greenergy Fuels Holding Limited	United Kingdom	85%	85%	14%	14%
Wireless broadband	Imagine Communications Group Limited	Ireland	55%	—%	31%	—%
Infrastructure services
Infrastructure services provider to the power generation industry	Westinghouse Electric Company	United States of America	100%	—%	44%	—%
Services provider to the offshore oil production industry	Teekay Offshore Partners L.P.	United States of America	51%	—%	25%	—%
Industrial operations
Limestone mining operations	Hammerstone Corporation	Canada	100%	100%	39%	39%
Graphite electrode manufacturing business	GrafTech International Ltd.	United States of America	79%	100%	27%	34%
Water and wastewater services	BRK Ambiental	Brazil	70%	70%	26%	26%
Infrastructure support products manufacturing operation	AP Infrastructure Solutions LP	Canada	100%	100%	25%	25%
Palladium mining operation	North American Palladium Ltd.	Canada	91%	92%	23%	23%
Provider of returnable plastic packaging	Schoeller Allibert Group B.V.	Netherlands	52%	—%	14%	—%
Canadian well-servicing operation	CWC Energy Services Corp.	Canada	78%	78%	56%	56%
Canadian energy operation	Ember Resources Inc.	Canada	100%	100%	41%	41%

(ii)    Associates and joint ventures
Associates are entities over which the partnership exercises significant influence. Significant influence is the power to participate in the financial and operating policy decisions of the investee but without control or joint control over those policies. Joint ventures are joint arrangements whereby the parties that have joint control of the arrangement have the rights to the net assets of the joint arrangement. Joint control is the contractually agreed sharing of control over an arrangement, which exists only when decisions about the relevant activities require unanimous consent of the parties sharing control. The partnership accounts for associates and joint ventures using the equity method of accounting within equity accounted investments in the consolidated statements of financial position.
Interests in associates and joint ventures accounted for using the equity method are initially recognized at cost. At the time of initial recognition, if the cost of the associate or joint venture is lower than the proportionate share of the investment’s underlying fair value, the partnership records a gain on the difference between the cost and the underlying fair value of the investment in net income. If the cost of the associate or joint venture is greater than the partnership’s proportionate share of the underlying fair value, goodwill relating to the associate or joint venture is included in the carrying amount of the investment.
Subsequent to initial recognition, the carrying value of the partnership interest in an associate or joint venture is adjusted for the partnership’s share of comprehensive income and distributions of the investee. Profit and losses resulting from transactions with an associate or joint venture are recognized in the consolidated financial statements based on the interests of unrelated investors in the investee. The carrying value of associates or joint ventures is assessed for impairment at each reporting date. Impairment losses on equity accounted investments may be subsequently reversed in net income. Further information on the impairment of long-lived assets is available in Note 2(o).
(g)Foreign currency translation
The U.S. dollar is the functional and presentation currency of the partnership. Each of the partnership’s subsidiaries and equity accounted investments determines its own functional currency and items included in the financial statements of each subsidiary and equity accounted investment are measured using that functional currency.
Assets and liabilities of foreign operations having a functional currency other than the U.S. dollar are translated at the rate of exchange prevailing at the reporting date and revenues and expenses at average rates during the period. Gains or losses on translation are included as a component of equity.
On disposal of a foreign operation resulting in the loss of control, the component of other comprehensive income due to accumulated foreign currency translation relating to that foreign operation is reclassified to net income. Gains or losses on foreign currency denominated balances and transactions that are designated as hedges of net investments in these operations are reported in the same manner. On partial disposal of a foreign operation in which control is retained, the proportionate share of the component of other comprehensive income or loss relating to that foreign operation is reclassified to non-controlling interests in that foreign operation.
Foreign currency denominated monetary assets and liabilities are translated using the rate of exchange prevailing at the reporting date and non-monetary assets and liabilities are measured at historic cost and are translated at the rate of exchange at the transaction date. Revenues and expenses are measured at average rates during the period. Gains or losses on translation of these items are included in the consolidated statement of operating results. Gains and losses on transactions which hedge these items are also included in the consolidated statement of operating results.
(h)Business combinations
Business acquisitions, in which control is acquired, are accounted for using the acquisition method, other than those between and among entities under common control. The consideration of each acquisition is measured at the aggregate of the fair values at the acquisition date of assets transferred by the acquirer, liabilities incurred or assumed, and equity instruments issued by the partnership in exchange for control of the acquiree. Acquisition related costs are recognized in the consolidated statements of operating results as incurred and included in other income (expenses), net.
Where applicable, the consideration for the acquisition includes any asset or liability resulting from a contingent consideration arrangement, measured at its acquisition-date fair value. Subsequent changes in fair values are adjusted against the cost of the acquisition where they qualify as measurement period adjustments. All other subsequent changes in the fair value of contingent consideration classified as liabilities will be recognized in the consolidated statements of operating results, whereas changes in the fair values of contingent consideration classified within equity are not subsequently re-measured.
Where a business combination is achieved in stages, the partnership’s previously held interests in the acquired entity are remeasured to fair value at the acquisition date, that is, the date the partnership attains control and the resulting gain or loss, if any, is recognized in the consolidated statements of operating results. Amounts arising from interests in the acquiree prior to the acquisition date that have previously been recognized in other comprehensive income are reclassified to the consolidated statements of operating results, where such treatment would be appropriate if that interest were disposed of.
If the initial accounting for a business combination is incomplete by the end of the reporting period in which the acquisition occurs, the partnership reports provisional amounts for the items for which the accounting is incomplete. Those provisional amounts are adjusted during the measurement period, or additional assets or liabilities are recognized, to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the amounts recognized as of that date.
The measurement period is the period from the date of acquisition to the date the partnership obtains complete information about facts and circumstances that existed as of the acquisition date. The measurement period is subject to a maximum of one year subsequent to the acquisition date.
If, after reassessment, the partnership’s interest in the fair value of the acquiree’s identifiable net assets exceeds the sum of the consideration transferred, the amount of any non-controlling interests in the acquiree and the fair value of the acquirer’s previously held equity interest in the acquiree if any, the excess is recognized immediately in income as a bargain purchase gain.
Contingent liabilities acquired in a business combination are initially measured at fair value at the date of acquisition. At the end of subsequent reporting periods, such contingent liabilities are measured at the higher of the amount that would be recognized in accordance with IAS 37, Provisions, Contingent Liabilities and Contingent Assets, and the amount initially recognized less cumulative amortization recognized in accordance with IAS 18, Revenue.
(i)Cash and cash equivalents
Cash and cash equivalents include cash on hand, non-restricted deposits and short-term investments with original maturities of three months or less.
(j)Accounts and other receivable, net
Accounts and other receivable, net include trade receivables, construction retentions and other unbilled receivables, which are recognized initially at fair value and subsequently measured at amortized cost using the effective interest method, less any allowance for uncollectable amounts.
Trade receivables related to the partnership’s mining operations are recognized at fair value.
(k)Inventories
Inventories, with the exception of certain fuel inventories, are valued at the lower of cost and net realizable value. Cost is determined using specific identification where possible and practicable or using the first-in, first-out or weighted average method. Costs include direct and indirect expenditures incurred in bringing the inventory to its existing condition and location. Net realizable value represents the estimated selling price in the ordinary course of business, less the estimated costs of completion and the estimated costs necessary to make the sale.
Fuel inventories are traded in active markets and are purchased with the view to resell in the near future, generating a profit from fluctuations in prices or margins. As a result, fuel inventories are carried at market value by reference to prices in a quoted active market, in accordance with the commodity broker-trader exemption granted by IAS 2, Inventories. Change in fair value less costs to sell, are recognized in the consolidated statement of operating results through direct operating costs. Fuel products that are held for extended periods in order to benefit from future anticipated increases in fuel prices or located in territories where no active market exists are recognized at the lower of cost and net realizable value. Products and chemicals used in the production of biofuels are valued at the lower of cost and net realizable value.
(l)Renewable Transport Fuel Obligation (RTFO)
Under the UK government's Renewable Transport Fuel Obligation ("RTFO") Order, which regulates biofuels used for transport and non-road mobile machinery, our UK road fuel service operation is required to meet annual targets for the supply of biofuels. The obligations which arise are either settled by cash or through the delivery of certificates which are generated by blending biofuels. To the extent that the partnership generates certificates in excess of its current year obligation, these can either be carried forward to offset up to 25% of the next year’s obligation or sold to other parties.
Certificates generated or purchased during the year which will be used to settle the current obligation are recognized in inventory at the lower of cost and net realizable value. Where certificates are generated, cost is deemed to be the average cost of blending biofuels during the year in which the certificates are generated.
Certificates held for sale to third parties are recognized in inventory at fair value. There is no externally quoted marketplace for the valuation of RTFO certificates. In order to value these contracts, the partnership has adopted a pricing methodology combining both observable inputs based on market data and assumptions developed internally based on observable market activity. Changes in market prices of the certificates and the quantity of tickets considered to be realizable through external sales are recognized immediately in the consolidated statement of operating results. Certificates for which no active market is deemed to exist are not recognized.
The liability associated with the obligations under the RTFO Order is recognized in the year in which the obligation arises and is valued by reference to either the cost of generating the certificates which will be surrendered to meet the obligation or the expected future cash outflow where the obligation is settled. The liability is recorded in accounts payable and other.
(m)Related party transactions
In the normal course of operations, the partnership enters into various transactions on market terms with related parties, which have been measured at their exchange value and are recognized in the consolidated financial statements. Related party transactions are further described in Note 24.
(n)Property, plant and equipment, or PP&E
Items of PP&E are measured at cost less accumulated depreciation and accumulated impairment losses, if any. Cost includes expenditures that are directly attributable to the acquisition of the asset. The cost of assets includes the cost of materials and direct labour, any other costs directly attributable to bringing the assets to a working condition for their intended use, and the cost of dismantling and removing the items and restoring the site on which they are located.
Depreciation of an asset commences when it is available for use. PP&E are depreciated on a straight line basis over the estimated useful lives of each component of the assets as follows:

Buildings	Up to 50 years
Leasehold improvements	Up to 40 years but not exceeding the term of the lease
Machinery and equipment	Up to 20 years
Oil and gas related equipment	Up to 10 years
Vessels	Up to 35 years

Depreciation on PP&E is calculated on a straight-line basis so as to write-off the net cost of each asset over its expected useful life to its estimated residual value. Leasehold improvements are depreciated over the period of the lease or estimated useful life, whichever is the shorter, using the straight-line method. The estimated useful lives, residual values and depreciation methods are reviewed at the end of each annual reporting period, with the effect of any changes recognized on a prospective basis.
With respect to our oil and natural gas assets, pre-license costs are costs incurred before the legal rights to explore a specific area have been obtained and are expensed in the period in which they are incurred. Once the legal right to explore has been acquired, costs directly associated with an exploration well are initially capitalized as exploration and evaluation, or E&E, costs. Such E&E costs may include costs of license acquisition, technical services and studies, seismic acquisition, exploration drilling and testing. E&E costs are not depleted and are carried forward until technical feasibility and commercial viability has been determined. All such carried costs are subject to technical, commercial and management review at each reporting period and where indicators of impairment exist, such costs are charged to E&E expense.
Upon determination that proved and/or probable reserves exist and the technology exists to extract the resource economically, E&E assets attributable to those reserves are first tested for impairment and then reclassified to oil and gas properties within PP&E. The net carrying value of oil and gas properties is depleted using the unit-of-production method based on estimated proved plus probable oil and natural gas reserves. Future development costs, which are the estimated costs necessary to bring those reserves into production, are included in the depletable base. For purposes of this calculation, oil and natural gas reserves are converted to a common unit of measurement on the basis of their relative energy content where six thousand cubic feet of natural gas equates to one barrel of oil.
With respect to our mining assets, exploration costs relating to properties are charged to earnings in the year in which they are incurred. When it is determined that a mining property can be economically developed as a result of reserve potential and subsequent exploration, expenditures are capitalized. Determination as to reserve potential is based on the results of studies, which indicate whether production from a property is economically feasible. Upon commencement of commercial production of a development project these costs are amortized using the unit-of-production method over the proven and probable reserves.
As part of its mining operations, the partnership incurs stripping costs both during the development phase and production phase of its operations. Stripping costs incurred as part of development stage mining activities incurred by the partnership are deferred and capitalized as part of mining properties. Stripping costs incurred during the production stage are incurred in order to produce inventory or to improve access to ore which will be mined in the future. Where the costs are incurred to produce inventory, the production stripping costs are accounted for as a cost of producing those inventories. Where the costs are incurred to improve access to ore which will be mined in the future, the costs are deferred and capitalized as a stripping activity asset (included in mining interest) if the following criteria are met: improved access to the ore body is probable; the component of the ore body can be accurately identified; and the costs relating to the stripping activity associated with the component can be reliably measured. If these criteria are not met the costs are expensed in the period in which they are incurred. The stripping activity asset is subsequently depleted using the units-of-production depletion method over the life of the identified component of the ore body to which access has been improved as a result of the stripping activity.
(o)Asset impairment
At each reporting date the partnership assesses whether for assets, other than those measured at fair value with changes in values recorded in net income, there is any indication that such assets or cash generating units are impaired. This assessment includes a review of internal and external factors which includes, but is not limited to, changes in the technological, political, economic or legal environment in which the entity operates in, structural changes in the industry, changes in the level of demand, physical damage and obsolescence due to technological changes. An impairment is recognized if the recoverable amount, determined as the higher of the estimated fair value less costs of disposal or the discounted future cash flows generated from use and eventual disposal from an asset or cash generating unit is less than their carrying value. The projections of future cash flows take into account the relevant operating plans and management’s best estimate of the most probable set of conditions anticipated to prevail. Where an impairment loss subsequently reverses, the carrying amount of the asset or cash generating unit is increased to the lesser of the revised estimate of recoverable amount and the carrying amount that would have been recorded had no impairment loss been recognized previously.
(p)Intangible assets
Intangible assets acquired in a business combination and recognized separately from goodwill are initially recognized at their fair value at the acquisition date. The partnership’s intangible assets are comprised primarily of water and sewage concession rights, computer software, trademarks, distribution networks, patents, product development, customer relationships, loyalty program, brand and technology.
Subsequent to initial recognition, intangible assets acquired in a business combination are reported at cost less accumulated amortization and accumulated impairment losses, on the same basis as intangible assets acquired separately. Intangible assets are amortized on a straight line basis over the following periods:

Water and sewage concession agreements	Up to 40 years
Brand names	Up to 20 years
Computer software	Up to 10 years
Customer relationships	Up to 30 years
Patents and trademarks	Up to 40 years
Proprietary technology	Up to 15 years
Product development costs	Up to 5 years
Distribution networks	Up to 25 years
Loyalty program	Up to 15 years
Gains or losses arising from derecognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognized in the statement of operating results when the asset is derecognized.
Service concession arrangements which provide the partnership the right to charge users for the services are accounted for as an intangible asset under IFRIC 12, Service Concession Arrangements. Water and sewage concession agreements were acquired as part of the acquisition of BRK Ambiental, the Brazilian water, wastewater and industrial water and sewerage services company and were initially recognized at their fair values. Further information on the acquisition is available in Note 3.
Loyalty program represents the partnership's contractual right to issue loyalty points through a pre-existing loyalty program. The loyalty program was acquired as part of the acquisition of our fuel marketing business and was initially recognized at fair value. Further information on the acquisition is available in Note 3.
Brands represent the intrinsic value customers place on the operation's various brand names. As part of the acquisition of Westinghouse, infrastructure services provider to the power generation industry, we acquired the reputation and positive brand recognition that is embodied in its brand name. This intangible asset is classified to have an indefinite life and is subject to an annual impairment assessment.
(q)Goodwill
Goodwill represents the excess of the price paid for the acquisition of a business over the fair value of the net tangible and intangible assets and liabilities acquired. Goodwill is allocated to the cash generating unit or units to which it relates. The partnership identifies cash generating units as identifiable groups of assets that are largely independent of the cash inflows from other assets or groups of assets.
Goodwill is evaluated for impairment on an annual basis. Impairment is determined for goodwill by assessing if the carrying value of a cash generating unit, including the allocated goodwill, exceeds its recoverable amount determined as the greater of the estimated fair value less costs of disposal or the value in use. Impairment losses recognized in respect of a cash generating unit are first allocated to the carrying value of goodwill and any excess is allocated to the carrying amount of assets in the cash generating unit. Any goodwill impairment is charged to impairment expense, net on the statement of operating results in the period in which the impairment is identified. Impairment losses on goodwill are not subsequently reversed.
On disposal of a subsidiary, the attributable amount of goodwill is included in the determination of the gain or loss on disposal of the operation.
(r)Revenue from contracts with customers
Business Services
Construction Services
Our construction services business provides end-to-end design and development solutions for our customers. The work performed on these contracts creates or enhances an asset that our customer controls and accordingly we recognize revenue on these contracts over a period of time. The partnership uses an input method, the cost-to-cost method, to measure progress towards complete satisfaction of the performance obligations under IFRS 15.
As work is performed, a contract asset in the form of contracts-in-progress is recognized, which is reclassified to accounts receivable when invoiced to the customer. If payment is received in advance of work being completed, a contract liability is recognized. Refer to Note 16 for further information on contracts-in-progress balances. There is not considered to be a significant financing component in construction contracts as the period between the recognition of revenue under the cost-to-cost method and when payment is received is typically less than one year.
IFRS 15 requires a highly probable criterion with regards to recognizing revenue arising from variable consideration resulting from contract modifications and claims. For variable consideration, revenue is only recognized to the extent that it is highly probable that a significant reversal in the amount of revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved.
Fuel Distribution & Marketing
The fees and related costs for providing road fuel distribution and marketing are recognized at a point in time when the services are provided.
Revenue from the sale of goods in our UK road fuel service operation represents net invoiced sales of fuel products and Renewable Transport Fuel Obligation ("RTFO") certificates, excluding value added taxes but including excise duty, which has been assessed to be a production tax and recorded as part of consideration received. Revenue is recognized at the point that title passes to the customer.
Facilities Management
The fees and related costs for providing facilities management services are recognized over the time in which the services are provided.
Real Estate Services
The fees and related costs for providing real estate and logistics services are recognized over the time in which the services are provided.
Associated with the delivery of certain service contracts, our partnership also earns revenue from home sale transactions and referral fees from suppliers utilized in servicing these contracts. These revenue transactions are recognized as follows:

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Home Sale: The partnership earns home sale revenue from two types of contracts: cost-plus home sale and fixed fee home sale contracts. Under a cost-plus home sale contract, the partnership earns a performance fee and bears no risk of loss with respect to costs incurred. Revenues and related costs associated with the purchase and resale of residences under cost-plus contracts are recognized on a net basis over the period in which services are provided as the Partnership does not have control over the home prior to transfer to the customer. Under a fixed fee home sale contract, the partnership earns a fixed fee based upon a percentage of the acquisition cost of the residential property. This fee revenue is recognized when title is transferred to the customer as the partnership’s performance obligation is complete at this time. The revenues and expenses related to the home sale itself are recorded on a gross basis.

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Referral fees: The partnership earns referral fees from various suppliers who provide services to customers through our service offerings. A significant portion of the referral fee revenue is generated from the closing of a home sale or purchase transaction, under which the partnership earns a percentage of the commissions received by the real estate agent on the purchase or sale of a home by the customer. Referral fees from home purchases or sales are recognized upon the closing date of the real estate transaction. The partnership recognizes referral fees from other suppliers upon completion of the services.

Infrastructure Services
Power Generation Service Provider
Sales of products are recognized at a point in time when the product is shipped and control passes to the customer. Revenue from contracts to provide engineering, design or other services are recognized and reported over time based on an appropriate measure of progress over time. The partnership uses an input method, the cost-to-cost method, to measure progress towards complete satisfaction of the performance obligations under IFRS 15.
IFRS 15 requires a highly probable criterion with regards to recognizing revenue arising from variable consideration and contract modification and claims. For variable consideration, revenue is only to be recognized to the extent that it is highly probable that a significant reversal in the amount of revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved.
Offshore Oil Production Service Provider
The partnership primary source of revenues is chartering its vessels and offshore units to its customers. The partnership's primary forms of contracts consists of floating production storage and offloading (or "FPSO") contracts and contracts of affreightment (or "CoA").

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FPSO contracts: Pursuant to an FPSO contract, the partnership charters an FPSO unit to a customer for a fixed period of time, generally more than one year. The performance obligations within an FPSO contract, which will include the use of the FPSO unit to the charterer as well as the operation of the FPSO unit, are satisfied as services are rendered over the duration of such contract, as measured using the time that has elapsed from commencement of performance.

Some FPSO contacts include variable consideration components in the form of expense adjustments or reimbursements, incentive compensation and penalties. Variable consideration under the partnership’s contracts is typically recognized as incurred as either such revenues are allocated and accounted for under lease accounting requirements or alternatively such consideration is allocated to the distinct period in which such variable consideration was earned.

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Contracts of Affreightment: Voyages performed pursuant to a CoA for the partnership’s shuttle tankers are priced based on the pre-agreed terms in the CoA. The performance obligations within a voyage performed pursuant to a CoA, which typically include the use of the vessel to the charterer as well as the operation of the vessel, are satisfied as services are rendered over the duration of the voyage, as measured using the time that has elapsed from commencement of performance. The duration of a single voyage will typically be less than two weeks.

Industrial Operations
Manufacturing
Sales of goods are recognized at a point in time when the product is shipped and control passes to the customer. Services revenues are recognized over time when the services are provided over time.
Mining
Revenue from our mining business is made under provisional pricing arrangements. Revenue from the sale of palladium and by-product metals is provisionally recognized based on quoted market prices upon the delivery of concentrate to the smelter or designated shipping point, which is when significant rights and obligations of ownership pass and title and control is transferred. The business’ smelter contract provides for final prices to be determined by quoted market prices in a period subsequent to the date of concentrate delivery. The period between provisional invoicing and final pricing, or settlement period, is typically between 30 and 150 days. The fair value of the final sales price adjustment is re-estimated by reference to forward market prices at each period end and changes in fair value are recognized as an adjustment to revenue. As a result, the accounts receivable amounts related to this business are recorded at fair value.
Energy Commodities and Services
Revenue from the sale of oil and gas is recognized at a point in time when title and control of the product passes to an external party, based on volumes delivered and contractual delivery points and prices. Revenue for the production in which the partnership has an interest with other producers is recognized based on the partnership’s working interest. Revenue is measured net of royalties to reflect the deduction for other parties’ proportionate share of the revenue. Revenue from the rendering of services is recognized at a point in time when significant rights and obligations of ownership pass and title and control is transferred.
Remaining Performance Obligations
Business Services
In our construction services business, backlog is defined as revenue yet to be delivered (i.e. remaining performance obligations) on construction projects that have been secured via an executed contract, work order, or letter of intent. The total backlog for our construction services operations equates to approximately two years of activity.
Industrial Operations
Our Brazilian water and wastewater services is party to certain remaining performance obligations which have a duration of more than one year. The most significant remaining performance obligations at January 1, 2018 relate to the service concession arrangements with various municipalities which have an average term of 25 years.
(s)Contract work in progress
The gross amount due from customers for contract work for all contracts in progress for which costs incurred plus recognized profits (less recognized losses) exceed progress billings, is generally presented as an asset. Progress billings not yet paid by customers and retentions are included within the trade and other receivables balance. The gross amounts due to customers for contract work for all contracts in progress for which progress billings exceed costs incurred plus recognized profits (less recognized losses) is generally presented as a liability.
Construction work in progress on construction contracts is stated at cost plus profit recognized to date calculated in accordance with the percentage of completion method, including retentions payable and receivable, less a provision for foreseeable losses and progress payments received to date.
(t)Financial instruments and hedge accounting
Classification and measurement
The table below summarizes the partnership’s classification and measurement of financial assets and liabilities, under IFRS 9 and IAS 39:

	IFRS 9 Measurement Category	IAS 39 Measurement Category	Statement of Financial Position Account
Financial assets
Cash and cash equivalents	Amortized cost	Amortized cost	Cash and cash equivalents
Accounts receivable	Amortized cost / FVTPL	Amortized cost / Fair Value	Accounts and other receivable, net
Restricted cash	Amortized cost	Amortized cost	Financial assets
Equity securities	FVTPL / FVOCI	Fair Value	Financial assets
Debt securities	FVTPL / FVOCI / Amortized cost	Amortized cost / Fair Value	Financial assets
Derivative assets	FVTPL (1)	Fair Value	Financial assets
Other financial assets	Amortized cost / FVTPL / FVOCI	Amortized cost / Fair Value	Financial assets

Financial liabilities
Borrowings	Amortized cost	Amortized cost	Borrowings
Accounts payable and other	Amortized cost	Amortized cost	Accounts payable and other
Derivative liabilities	FVTPL (1)	Fair value	Accounts payable and other
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(1)	Derivatives are classified and measured at FVTPL except those designated in hedging relationships.
The classification depends on the specific business model for managing the financial instruments and the contractual cash flow characteristics of the financial asset. The partnership maintains a portfolio of marketable securities comprised of equity and debt securities. The marketable securities are recognized on their trade date. They are subsequently measured at fair value at each reporting date with the change in fair value recorded in either profit or loss ("FVTPL") or other comprehensive income ("FVOCI"). For investments in debt instruments, this will depend on the business model in which the investments are held and the cash flow characteristics of the debt instruments.
At initial recognition, the partnership measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at fair value through profit or loss are expensed in profit or loss.
Financial assets are classified as amortized cost based on their contractual cash flow characteristics and the business model in which they are held. Financial assets classified as amortized cost are recorded initially at fair value, then subsequently measured at amortized cost using the effective interest method, less any impairment.
Within the Notes to Consolidated Financial Statements, all 2017 disclosures, whether tabular or otherwise, of financial assets and liabilities, would reflect the classification categories of IAS 39.
Impairment
The partnership recognizes a loss allowance for expected credit losses on debt investments measured subsequently at amortized costs or at FVTOCI, trade receivables and contract assets. The partnership measures the loss allowance for a financial instrument at an amount equal to the lifetime expected credit losses (ECL) if the credit risk on a financial instrument has increased significantly since initial recognition. If the credit risk on a financial instrument has not increased significantly, the partnership measures the loss allowance for that financial instrument at an amount equal to 12-months ECL. In making this assessment, the partnership considers information that is reasonable and supportable, including historical experience and forward‑looking information that is available without undue cost or effort.
The partnership utilizes a simplified approach for measuring the loss allowance at an amount equal to the lifetime ECL for trade receivables and contract assets. The ECL on trade receivables are estimated using a provision matrix by reference to past default experience of the debtor and an analysis of the debtor’s current financial position, adjusted for factors that are specific to the debtors, general economic conditions of the industry in which the debtors operate and an assessment of both the current as well as the forecast direction of conditions at the reporting date.
Derivatives and hedging activities
The partnership selectively utilizes derivative financial instruments primarily to manage financial risks, including commodity price risk and foreign exchange risks. Derivative financial instruments are recorded at fair value. Hedge accounting is applied when the derivative is designated as a hedge of a specific exposure and there is assurance that it will continue to be highly effective as a hedge based on an expectation of offsetting cash flows or fair value. Hedge accounting is discontinued prospectively when the derivative no longer qualifies as a hedge or the hedging relationship is terminated. Once discontinued, the cumulative change in fair value of a derivative that was previously recorded in other comprehensive income by the application of hedge accounting is recognized in profit or loss over the remaining term of the original hedging relationship as amounts related to the hedged item are recognized in profit or loss. The assets or liabilities relating to unrealized mark-to-market gains and losses on derivative financial instruments are recorded in financial assets and financial liabilities, respectively.
(i) Items classified as hedges
Realized and unrealized gains and losses on foreign exchange contracts and foreign currency debt that are designated as hedges of currency risks relating to a net investment in a subsidiary with a functional currency other than the U.S. dollar are included in equity and are included in net income in the period in which the subsidiary is disposed of or to the extent partially disposed and control is not retained. Derivative financial instruments that are designated as hedges to offset corresponding changes in the fair value of assets and liabilities and cash flows are measured at estimated fair value with changes in fair value recorded in profit or loss or as a component of equity, as applicable.
Unrealized gains and losses on interest rate contracts designated as hedges of future variable interest payments are included in equity as a cash flow hedge when the interest rate risk relates to an anticipated variable interest payment. The periodic exchanges of payments on interest rate swap contracts designated as hedges of debt are recorded on an accrual basis as an adjustment to interest expense. The periodic exchanges of payments on interest rate contracts designated as hedges of future interest payments are amortized into profit or loss over the term of the corresponding interest payments
(ii) Items not classified as hedges
Derivative financial instruments that are not designated as hedges are recorded at estimated fair value, and gains and losses arising from changes in fair value are recognized in net income in the period the changes occur. Realized and unrealized gains on other derivatives not designated as hedges are recorded in other income (expenses), net.
Summary of impact upon adoption of IFRS 9 - Classification and measurement
The table below illustrates the classification and measurement of financial assets under IFRS 9 and IAS 39 at the date of initial application. A similar table for financial liabilities has not been prepared because there have not been any reclassifications and remeasurements within financial liabilities.
The following table is as at January 1, 2018:

(US$ MILLIONS)	FVTPL	FVOCI	Amortized Cost	Total
Opening balance (IAS 39)	$166	$429	$5,852	$6,447
Reclassifications	211	(211)	—	—
Revised opening balance (IFRS 9)	$377	$218	$5,852	$6,447

The following paragraphs explain how applying the new classification requirements of IFRS 9 led to changes in classification of certain financial assets held by the partnership as shown in the table above.
Instruments reclassified from Available for Sale (IAS 39) to FVTPL (IFRS 9):
Debt Instruments previously classified as available for sale but which fail the Solely for Payment, Principal and Interest ("SPPI") test
The partnership held secured debentures and contractual rights which were reclassified from available for sale to FVTPL for $187 million. Under IFRS 9, the debentures and contractual rights do not meet the criteria to be classified as at amortized cost or FVOCI because their cash flows do not represent solely payments of principal and interest. Related fair value gains of $3 million attributable to the partnership net of taxes were transferred from the available for sale reserve to retained earnings on January 1, 2018.
Equity instruments previously classified as available for sale
Under IFRS 9, equity instruments are classified and measured at FVTPL unless the partnership makes an irrevocable day-one election to classify and measure such instruments that are not held for trading at FVTOCI.
Equities instruments previously classified as available for sale for which FVOCI election is not made
The partnership held an equity instrument which was reclassified from available for sale to FVTPL for $24 million. Related fair value losses of $3 million attributable to the partnership net of taxes were transferred from the available for sale reserve to retained earnings on January 1, 2018.
Equities instruments previously classified as available for sale for which FVOCI election is made
The partnership held equity instruments previously classified as available for sale for which the partnership made an irrevocable election to classify and measure these instruments at FVTOCI upon transition to IFRS 9. Fair value gains and losses are recorded in OCI, and are not subsequently reclassified to profit or loss, even if the partnership disposes of these instruments. Dividends are recognized in profit or loss.
Summary of impact upon adoption of IFRS 9 - Impairment
The partnership's opening loss allowances in accordance with IAS 39 do not differ materially from the partnership's opening expected credit losses ("ECL") determined in accordance with IFRS 9, as at January 1, 2018.
Summary of impact upon adoption of IFRS 9 - Derivatives and hedging activities
In accordance with IFRS 9’s transition provisions for hedge accounting, the partnership has applied the IFRS 9 hedge accounting requirements prospectively from the date of initial application on January 1, 2018. The partnership’s qualifying hedging relationships in place as at January 1, 2018 also qualified for hedge accounting in accordance with IFRS 9 and were therefore regarded as continuing hedging relationships.
(u)Fair value measurement
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, regardless of whether that price is directly observable or estimated using another valuation technique. In estimating the fair value of an asset or a liability, the partnership takes into account the characteristics of the asset or liability if market participants would take those characteristics into account when pricing the asset or liability at the measurement date.
Fair value measurement is disaggregated into three hierarchical levels: Level 1, 2 or 3. Fair value hierarchical levels are directly based on the degree to which the inputs to the fair value measurement are observable. The levels are as follows:

Level 1 -	Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.
Level 2 -
Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the asset’s or liability’s anticipated life.

Level 3 -
Inputs are unobservable and reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs in determining the estimate.

Further information on fair value measurements is available in Note 4.
(v)Income taxes
Brookfield Business Partners L.P. is a flow-through entity for tax purposes and as such is not subject to Bermudian taxation. However, income taxes are recognized for the amount of taxes payable by the holding entities, and any direct or indirect corporate subsidiaries of such holding entities. Income tax expense represents the sum of the tax accrued in the period and deferred income tax.
The separate returns method was used to determine taxes for periods prior to June 20, 2016.
(i)    Current income tax
Current income tax assets and liabilities are measured at the amount expected to be paid to tax authorities, net of recoveries based on the tax rates and laws enacted or substantively enacted at the reporting date.
(ii)    Deferred income tax
Deferred income tax liabilities are provided for using the liability method on temporary differences between the tax bases used in the computation of taxable income and carrying amounts of assets and liabilities in the consolidated financial statements. Deferred income tax assets are recognized for all deductible temporary differences, carry forward of unused tax credits and unused tax losses, to the extent that it is probable that deductions, tax credits and tax losses can be utilized. Such deferred income tax assets and liabilities are not recognized if the temporary difference arises from goodwill or from the initial recognition of other assets and liabilities in a transaction that affects neither the taxable income nor the accounting income, other than in a business combination. The carrying amount of deferred income tax assets are reviewed at each reporting date and reduced to the extent it is no longer probable that the income tax asset will be recovered.
Deferred income tax liabilities are recognized for taxable temporary differences associated with investments in subsidiaries and equity accounted investments, and interests in joint ventures, except where the partnership is able to control the reversal of the temporary difference and it is probable that the temporary differences will not reverse in the foreseeable future. Deferred income tax assets arising from deductible temporary differences associated with such investments and interests are only recognized to the extent that it is probable that there will be sufficient taxable income against which to utilize the benefits of the temporary differences and they are expected to reverse in the foreseeable future.
Deferred income tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates and tax laws that have been enacted or substantively enacted by the end of the reporting period. The measurement of deferred income tax liabilities and assets reflect the tax consequences that would follow from the manner in which the partnership expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.
Deferred income tax assets and liabilities are offset when there is a legally enforceable right to set off current tax assets against current tax liabilities and when they relate to income taxes levied by the same taxation authority within a single taxable entity or the partnership intends to settle its current tax assets and liabilities on a net basis in the case where there exist different taxable entities in the same taxation authority and when there is a legally enforceable right to set off current tax assets against current tax liabilities.
(w)Provisions
Provisions are recognized when the partnership has a present obligation either legal or constructive as a result of a past event, it is probable that the partnership will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation. Provisions are recorded within accounts payable and other in the consolidated statements of financial position.
The amount recognized as a provision is the best estimate of the consideration required to settle the present obligation at the end of the reporting period, taking into account the risks and uncertainties surrounding the obligation. Where a provision is measured using the cash flows estimated to settle the obligation, its carrying amount is the present value of those cash flows.
When some or all of the economic benefits required to settle a provision are expected to be recovered from a third party, the receivable is recognized as an asset if it is virtually certain that reimbursement will be received and the amount of the receivable can be measured reliably.
(i)    Provisions for defects
Provisions made for defects are based on a standard percentage charge of the aggregate contract value of completed construction projects and represents a provision for potential latent defects that generally manifest over a period of time following practical completion.
Claims against the partnership are also recorded as part of provisions for defects when it is probable that the partnership will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.
(ii)    Decommissioning liability
Certain of the partnership’s subsidiaries are engaged in oil and gas and mining activities. For these businesses, there are typically decommissioning liabilities related to the requirement to remediate the property where operations are conducted.
The partnership recognizes a decommissioning liability in the period in which it has a present legal or constructive liability and a reasonable estimate of the amount can be made. Liabilities are measured based on current requirements, technology and price levels and the present value is calculated using amounts discounted over the useful economic lives of the assets. Amounts are discounted using a rate that reflects the risks specific to the liability. On a periodic basis, management reviews these estimates and changes, if any, will be applied prospectively. The fair value of the estimated decommissioning liability is recorded as a long term liability, with a corresponding increase in the carrying amount of the related asset. The capitalized amount is depleted on a unit-of-production basis over the life of the proved plus probable reserves. The liability amount is increased in each reporting period due to the passage of time, and the amount of accretion is charged to finance expense in the period. Periodic revisions to the estimated timing of cash flows, to the original estimated undiscounted cost and to changes in the discount rate can also result in an increase or decrease to the decommissioning liability. Actual costs incurred upon settlement of the obligation are recorded against the decommissioning liability to the extent of the liability recorded.
(x)Pensions and other post-employment benefits
Certain of the partnership’s subsidiaries offer post-employment benefits to their employees by way of a defined contribution plan. Payments to defined contribution pension plans are expensed as they fall due.
Certain of the partnership’s subsidiaries offer defined benefit plans. Defined benefit pension expense, which includes the current year’s service cost, is included in direct operating costs within the consolidated statements of operating results. For each defined benefit plan, we recognize the present value of our defined benefit obligations less the fair value of the plan assets, as a defined benefit asset or liability reported as other assets or accounts payable and other in our consolidated statements of financial position. The partnership’s obligations under its defined benefit pension plans are determined periodically through the preparation of actuarial valuations.
The cost of pensions and other retirement benefits earned by employees is actuarially determined using the projected unit credit method (also known as the projected benefit method pro-rated on service) and management’s best estimate of plan investment performance, salary escalation, retirement ages of employees and their expected future longevity.
For the purposes of calculating the expected return on plan assets, those assets are measured at fair value.
The partnership recognizes actuarial gains and losses in other comprehensive income (loss) in the period in which those gains and losses occur.
(y)Assets held for sale
Non-current assets and disposal groups are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. This condition is regarded as met only when the sale is highly probable and the non-current asset or disposal group is available for immediate sale in its present condition. Management must be committed to the sale, which should be expected to qualify for recognition as a completed sale within one year from the date of classification subject to limited exceptions.
Non-current assets and disposal groups classified as held for sale are measured at the lower of their carrying amount and fair value less costs to sell and are classified as current. Once classified as held for sale, property, plant and equipment and intangible assets, are not depreciated or amortized, respectively.
(z)Critical accounting judgments and key sources of estimation uncertainty
The preparation of financial statements requires management to make critical judgments, estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses that are not readily apparent from other sources, during the reporting period. These estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.
The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.
Critical judgments made by management and utilized in the normal course of preparing the partnership’s consolidated financial statements are outlined below.
(i)    Business Combinations
The partnership accounts for business combinations using the acquisition method of accounting. The allocation of fair values to assets acquired and liabilities assumed through an acquisition requires numerous estimates that affect the valuation of certain assets and liabilities acquired including discount rates, operating costs, revenue estimates, commodity prices, future capital costs and other factors. The determination of the fair values may remain provisional for up to 12 months from the date of acquisition due to the time required to obtain independent valuations of individual assets and to complete assessments of provisions. When the accounting for a business combination has not been completed as of the reporting date, this is disclosed in the financial statements, including observations on the estimates and judgments made as of the reporting date.
(ii)    Determination of Control
We consolidate an investee when we control the investee, with control existing if, and only if, we have power over the investee; exposure, or rights, to variable returns from our involvement with the investee; and the ability to use our power over the investee to affect the amount of the partnership’s returns.
In determining if we have power over an investee, we make judgments when identifying which activities of the investee are relevant in significantly affecting returns of the investee and the extent of our existing rights that give us the current ability to direct the relevant activities of the investee. We also make judgments as to the amount of potential voting rights which provides us voting powers, the existence of contractual relationships that provide us voting power and the ability to appoint directors. We enter into voting agreements to provide the partnership with the ability to contractually direct the relevant activities of the investee (formally referred to as ‘‘power’’ within IFRS 10, Consolidated Financial Statements). In assessing if we have exposure, or rights, to variable returns from our involvement with the investee we make judgments concerning whether returns from an investee are variable and how variable those returns are on the basis of the substance of the arrangement, the size of those returns and the size of those returns relative to others, particularly in circumstances where our voting interest differs from our ownership interest in an investee. In determining if we have the ability to use our power over the investee to affect the amount of our returns we make judgments when we are an investor as to whether we are a principal or agent and whether another entity with decision- making rights is acting as an agent for us. If we determine that we are acting as an agent, as opposed to a principal, we do not control the investee.
(iii)    Common Control Transactions
IFRS 3, Business Combinations (‘‘IFRS 3’’) does not include specific measurement guidance for transfers of businesses or subsidiaries between entities under common control. Accordingly, the partnership has developed an accounting policy to account for such transactions taking into consideration other guidance in the IFRS framework and pronouncements of other standard-setting bodies. The partnership’s policy is to record assets and liabilities recognized as a result of transactions between entities under common control at the carrying values in the transferor’s financial statements.
(iv)    Indicators of Impairment
Judgment is applied when determining whether indicators of impairment exist when assessing the carrying values of the partnership’s assets, including: the determination of the partnership’s ability to hold financial assets; the estimation of a cash generating unit’s future revenues and direct costs; and the determination of discount rates, and when an asset’s carrying value is above the value derived using publicly traded prices which are quoted in a liquid market.
For some of our assets forecasting the recoverability and economic viability of property and equipment requires an estimate of reserves. The process for estimating reserves is complex and requires significant interpretation and judgment. It is affected by economic conditions, production, operating and development activities, and is performed using available geological, geophysical, engineering and economic data.
(v)    Revenue Recognition
Certain of the partnership’s subsidiaries use the cost-to-cost method to account for their contract revenue. The stage of completion is measured by reference to actual costs incurred to date as a percentage of estimated total costs for each contract. Significant assumptions are required to estimate the total contract costs and the recoverable variation works that affect the stage of completion and the contract revenue respectively. In making these estimates, management has relied on past experience or where necessary, the work of experts.
(vi)    Financial Instruments
Judgments inherent in accounting policies relating to derivative financial instruments relate to applying the criteria to the assessment of the effectiveness of hedging relationships. Estimates and assumptions used in determining the fair value of financial instruments are: equity and commodity prices; future interest rates; the credit worthiness of the partnership relative to its counterparties; the credit risk of the partnership’s counterparties; estimated future cash flows; discount rates and volatility utilized in option valuations.
(vii)    Decommissioning Liabilities
Decommissioning costs will be incurred at the end of the operating life of some of our oil and gas facilities and mining properties. These obligations are typically many years in the future and require judgment to estimate. The estimate of decommissioning costs can vary in response to many factors including changes in relevant legal regulatory, and environmental requirements, the emergence of new restoration techniques or experience at other production sites. Inherent in the calculations of these costs are assumptions and estimates including the ultimate settlement amounts, inflation factors, discount rates, and timing of settlements.
(viii)    Oil and Gas Properties
The process of estimating the partnership’s proved and probable oil and gas reserves requires significant judgment and estimates. Factors such as the availability of geological and engineering data, reservoir performance data, acquisition and divestment activity, drilling of new wells, development costs and commodity prices all impact the determination of the partnership’s estimates of its oil and gas reserves. Future development costs are based on estimated proved and probable reserves and include estimates for the cost of drilling, completing and tie in of the proved undeveloped and probable additional reserves and may vary based on geography, geology, depth, and complexity. Any changes in these estimates are accounted for on a prospective basis. Oil and natural gas reserves also have a direct impact on the assessment of the recoverability of asset carrying values reported in the financial statements.
(ix)    Other
Other estimates and assumptions utilized in the preparation of the partnership’s financial statements are: the assessment or determination of recoverable amounts; depreciation and amortization rates and useful lives; estimation of recoverable amounts of cash-generating units for impairment assessments of goodwill and intangible assets; and ability to utilize tax losses and other tax measurements.
Other critical judgments include the determination of functional currency.
(aa)Earnings (loss) per Limited Partnership Unit
The partnership calculates basic earnings (loss) per unit by dividing net income attributable to limited partners by the weighted average number of limited partnership units outstanding during the period. For the purpose of calculating diluted earnings (loss) per unit, the partnership adjusts net income (loss) attributable to limited partners, and the weighted average number of limited partnership units outstanding, for the effects of all dilutive potential limited partnership units.
(ab)Leases
Leases are classified as finance leases when the terms of the lease transfer substantially all the risks and rewards incidental to ownership of the lease to the lessee. All other leases are classified as operating leases.
Assets held under finance leases are initially recognized at their fair value or, if lower, at amounts equal to the present value of the minimum lease payments, each determined at the inception of the lease. The corresponding liability to the lessor is included in the consolidated statements of financial position as a finance lease obligation within accounts payable and other.
Lease payments are apportioned between finance charges and reduction of the lease obligation so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are charged directly against income.
Finance lease assets are amortized on a straight line basis over the estimated useful life of the asset.
(ac)Segments
Our operating segments are components of the business for which discrete financial information is reviewed regularly by our Chief Operating Decision Maker (the "CODM") to assess performance and make decisions regarding resource allocation. We have assessed our CODM to be our Chief Executive Officer and Chief Financial Officer. Our operating segments are Business Services, Infrastructure Service, Industrial Operations and Corporate and Other.
(ad)Future Changes in Accounting Policies
(i) Leases
In January 2016, the IASB published a new standard, IFRS 16, Leases ("IFRS 16"). The new standard brings most leases on the statement of financial position, eliminating the distinction between operating and finance leases. Lessor accounting, however, remains largely unchanged and the distinction between operating and finance leases is retained. IFRS 16 supersedes IAS 17, Leases and related interpretations and is effective for periods beginning on or after January 1, 2019.
The partnership will adopt IFRS 16 using the modified retrospective method whereby any transitional impact is recorded in equity as at January 1, 2019 and comparative periods are not restated. The partnership will apply certain transition reliefs, practical expedients and policy choice options on adoption of the new standard. Specifically, the partnership has elected to apply practical expedients associated with short-term leases.
After leading strategic planning sessions with its subsidiaries and associates, the partnership implemented an adoption project plan. The partnership used the population of existing contractual arrangements to complete the identification of leases that are required to be recognized in the consolidated statement of financial position under the new standard. Additionally, the partnership has substantially completed quantifying the present value of the identified lease contracts to determine the impact on adoption, except for acquisitions that closed in the fourth quarter of 2018. At this time, the partnership has nearly finalized the documented analysis and assessment of the potential impact to IT systems and internal controls and has drafted a preliminary version of the disclosures required by the new standard.
The estimated range of the transitional impact of the new standard, excluding the impact of acquisitions closed in the last quarter of the year, is an increase in total assets and liabilities of $880 million to $1,080 million, and no significant impact to equity. These are preliminary estimates and subject to change as the partnership completes the adoption procedures and evaluates and quantifies the IFRS 16 impact of the acquisitions closed in the fourth quarter of 2018.
(ii) Uncertainty over Income Tax Treatments
In June 2017, the IASB published IFRIC 23, Uncertainty over Income Tax Treatments ("IFRIC 23") effective for annual periods beginning on or after January 1, 2019. The interpretation requires an entity to assess whether it is probable that a tax authority will accept an uncertain tax treatment used, or proposed to be used, by an entity in its income tax filings and to exercise judgment in determining whether each tax treatment should be considered independently or whether some tax treatments should be considered together. The decision should be based on which approach provides better predictions of the resolution of the uncertainty. An entity also has to consider whether it is probable that the relevant authority will accept each tax treatment, or group of tax treatments, assuming that the taxation authority with the right to examine any amounts reported to it will examine those amounts and will have full knowledge of all relevant information when doing so. The interpretation may be applied on either a fully retrospective basis or a modified retrospective basis without restatement of comparative information. The partnership is currently evaluating the impact of IFRIC 23 on its consolidated financial statements.
(iii) Business Combinations
In October 2018, the IASB issued an amendment to IFRS 3, Business Combinations (“IFRS 3”), effective for annual periods beginning on or after January 1, 2020. The amendment clarifies the definition of a business and assists companies in determining whether an acquisition is a business combination or an acquisition of a group of assets. The amendment emphasizes that the output of a business is to provide goods and services to customers and also provides supplementary guidance. The company will adopt the standard prospectively and is currently evaluating the impact on its consolidated financial statements.

(ae)	New Accounting Policies Adopted
The partnership has applied new and revised standards issued by the IASB that are effective for the period beginning on or after January 1, 2018.
(i)    Revenue from Contracts with Customers
IFRS 15, Revenue from Contracts with Customers ("IFRS 15") specifies how and when revenue should be recognized as well as requiring additional disclosures. IFRS 15 requires disclosure regarding the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts. IFRS 15 supersedes IAS 18, Revenue, IAS 11, Construction Contracts and a number of revenue-related interpretations. IFRS 15 applies to nearly all contracts with customers: the main exceptions are leases, financial instruments and insurance contracts.
The partnership adopted the standard using the modified retrospective approach, in which a cumulative catch-up adjustment is recorded through opening retained earnings on January 1, 2018 as if the standard had always been in effect and whereby comparative periods are not restated. The partnership elected to use the practical expedient for contract modifications. On adoption, the partnership recorded a reduction in opening retained earnings of approximatively $260 million, attributable to the partnership net of taxes, mainly from our construction services business. Under IFRS 15, revenue from the partnership’s construction services contracts will continue to be recognized over time, however, a higher threshold of probability must be achieved prior to recognizing revenue from variable consideration such as incentives and claims and variations resulting from contract modifications. Under IAS 18 and IAS 11, revenue was recognized when it is probable that work performed will result in revenue whereas under IFRS 15, revenue is recognized when it is highly probable that a significant reversal of revenue will not occur for these modifications. Refer to Note 2(af) for impact on adoption of IFRS 15.
(ii)    Financial Instruments
In July 2014, the IASB issued the final publication of IFRS 9, Financial Instruments ("IFRS 9") superseding IAS 39, Financial Instruments: Recognition and Measurement. IFRS 9 establishes principles for the financial reporting of financial assets and financial liabilities that will present relevant and useful information to users of financial statements for their assessment of the amounts, timing and uncertainty of an entity's future cash flows. This new standard also includes a new general hedge accounting standard which aligns hedge accounting more closely with an entity's risk management activities. It does not fully change the types of hedging relationships or the requirement to measure and recognize ineffectiveness, however, it provides more hedging strategies that are used for risk management to qualify for hedge accounting and introduces greater judgment to assess the effectiveness of a hedging relationship. Apart from the requirements applicable to hedge accounting, which have been applied on a prospective basis, the partnership adopted the standard using the retrospective approach without restatement, in which a cumulative catch-up adjustment is recorded through opening retained earnings on January 1, 2018 as if the standard had always been in effect and whereby comparative periods are not restated, comparative periods are presented under IAS 39. On adoption, the partnership recorded an adjustment in opening retained earnings of $nil attributable to the partnership net of taxes. Refer to Note 2(t) for impact on adoption of IFRS 9.
(iii)    Foreign Currency Transactions and Advance Consideration
In December 2016, the IASB issued IFRIC 22, Foreign Currency Transaction and Advance Consideration ("IFRIC 22"), effective for annual periods beginning on or after January 1, 2018. The interpretation clarifies that the date of the transaction for the purpose of determining the exchange rate to use on initial recognition of the related asset, expense or income (or part of it) is the date on which an entity initially recognizes the non-monetary asset or non-monetary liability arising from the payment or receipt of advance consideration. The interpretation has been applied prospectively. The adoption of IFRIC 22 did not have a significant impact on the financial statements.

(af)	Impact on adoption of new IFRS standards
The table below summarizes the IFRS 15 impact on revenue by segment for the year ended December 31, 2018:

(US$ MILLIONS)
Transition	Business Services	Infrastructure Services	Industrial Operations	Corporate and Other	Total
Revenue as if it were under former revenue standards	$30,723	$2,382	$3,864	$—	$36,969
IFRS 15 Impact	91	31	1	—	123
Total IFRS 15 Revenue	$30,814	$2,413	$3,865	$—	$37,092

On adoption of IFRS 15, we recorded a total reduction in opening retained earnings of $260 million, attributable to the partnership net of taxes, mainly associated with our construction services business. The partnership also recorded the associated reduction of $125 million in accounts and other receivable, net, and an increase of $121 million in accounts payable and other.

(US$ MILLIONS)	Opening balance January 1, 2018	Adoption of new accounting standards	Revised opening balance January 1, 2018
Assets
Cash and cash equivalents	$1,106	$—	$1,106
Financial assets	361	—	361
Accounts and other receivable, net	3,454	(98)	3,356
Inventory, net	1,068	4	1,072
Assets held for sale	14	—	14
Other assets	430	(60)	370
Current assets	6,433	(154)	6,279
Financial assets	423	—	423
Accounts and other receivable, net	908	(27)	881
Other assets	79	1	80
Property, plant and equipment	2,530	—	2,530
Deferred income tax assets	174	42	216
Intangible assets	3,094	—	3,094
Equity accounted investments	609	(6)	603
Goodwill	1,554	—	1,554
Total assets	$15,804	$(144)	$15,660
Liabilities and equity
Liabilities
Accounts payable and other	$4,865	$126	$4,991
Liabilities associated with assets held for sale	—	—	—
Borrowings	825	—	825
Current liabilities	5,690	126	5,816
Accounts payable and other	773	(5)	768
Borrowings	2,440	—	2,440
Deferred income tax liabilities	837	—	837
Total liabilities	$9,740	$121	$9,861
Equity
Limited partners	$1,585	$(132)	$1,453
Non-controlling interests attributable to:
Redemption-Exchange Units, Preferred Shares and Special Limited Partnership Units held by Brookfield Asset Management Inc.	1,453	(128)	1,325
Interest of others in operating subsidiaries	3,026	(5)	3,021
Total equity	6,064	(265)	5,799
Total liabilities and equity	$15,804	$(144)	$15,660